DWS VARIABLE SERIES II

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED PORTFOLIO:


                             -----------------------

                                     CLASS B

                              DWS Money Market VIP

The Board of Trustees of DWS Variable Series II (the "Trust") has approved the combination (the "Combination") of the Class B shares of the portfolio of the Trust listed above (the "Portfolio") into the Class A shares of the Portfolio. Class A shares do not have a Rule 12b-1 distribution fee and have lower operating expenses than Class B shares of the Portfolio. The Combination is scheduled to become effective (the "Effective Date") on or about January 29, 2009 for the Portfolio. As a result of the Combination, the Class B shares outstanding of the Portfolio on the Effective Date will be converted into Class A shares of the Portfolio. The number of Class A shares issued as a result of the Combination will be based on the relative net asset value per share of the two classes as of the close of business on the Effective Date. The aggregate value of the Class B shares of the Portfolio held by a shareholder immediately before the Combination for the Portfolio will be equal to the aggregate value of the resulting Class A shares held by that shareholder immediately after the Combination. Class B shares of the Portfolio will no longer be offered after the Combination.















               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

January 26, 2009
VS-MONEY-3601